                                                                   Exhibit 10.71

================================================================================

                               Amendment No. 2 To
                          Payment Undertaking Agreement

                          Dated as of December 19, 2002

                                     between

                        Old Dominion Electric Cooperative

                                       and

                 Cooperatieve Centrale Raiffeisen-Boerenleenbank
                   B.A., "Rabobank Nederland", New York Branch

                        Clover Unit 1 Generating Facility
                                       and
                                Common Facilities

================================================================================

                AMENDMENT NO. 2 TO PAYMENT UNDERTAKING AGREEMENT

     This AMENDMENT NO. 2 TO PAYMENT UNDERTAKING AGREEMENT, dated as of December 19, 2002 (this "Amendment No. 2"), between OLD DOMINION ELECTRIC COOPERATIVE, a utility aggregation cooperative organized under the laws of the Commonwealth of Virginia (herein together with its successors and assigns, called "Old Dominion"), and COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., "RABOBANK NEDERLAND", New York Branch (herein in such capacity, together with its successors and assigns, called the "Bank").

     WHEREAS, Old Dominion and the Bank entered into a Payment Undertaking Agreement, dated as of February 29, 1996 (as amended and in effect from time to time, the "Payment Undertaking Agreement");

     WHEREAS, Old Dominion and the Bank entered into Amendment No. 1 to Payment Undertaking Agreement as of April 1, 1997; and

     WHEREAS, the parties hereto wish to further amend the Payment Undertaking Agreement as set forth herein in connection with the mandatory repayment of Loan Certificates pursuant to Section 10.2 of the Participation Agreement referred to below.

     NOW, THEREFORE, in consideration of the foregoing premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS

     Capitalized terms used in this Amendment No. 2 and not otherwise defined herein shall have the respective meanings specified in the Payment Undertaking Agreement or, if not defined therein, in Appendix A to the Participation Agreement, dated as of February 29, 1996, among Old Dominion, State Street Bank and Trust Company, not in its individual capacity but solely as Owner Trustee, First Union National Bank of Florida ("First Union") and Utrecht-America Finance Co., as amended by Amendment No. 1 to Participation Agreement, dated as of the date hereof, among such parties (other than First Union), Wachovia Bank, National Association (formerly known as First Union National Bank, and successor in interest to First Union) and Cedar Hill International Corp., as Series B Lender (as amended and in effect from time to time, the "Participation Agreement").

SECTION 2. AMENDMENT OF THE PAYMENT UNDERTAKING AGREEMENT

     Schedule A and Schedule B to the Payment Undertaking Agreement are deleted in their entirety and Schedule A and Schedule B hereto are substituted in lieu thereof, respectively.

SECTION 3. REFERENCE TO AND EFFECT ON THE PAYMENT UNDERTAKING AGREEMENT.

     Section 3.1 Reference. Upon the effectiveness of this Amendment No. 2 each reference in the Payment Undertaking Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, to the Payment Undertaking Agreement, shall mean and be a reference to the Payment Undertaking Agreement, as amended hereby.

     Section 3.2 Effect. Except as specifically amended hereby, the Payment Undertaking Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 4. MISCELLANEOUS

     Section 4.1 Governing Law. This Amendment No. 2 shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance.

     Section 4.2 Severability. Whenever possible, each provision of this Amendment No. 2 shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Amendment No. 2 shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 2.

     Section 4.3 Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment No. 2.

     Section 4.4 Headings. The headings of the sections of this Amendment No. 2 are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 4.5 Effectiveness of Amendment No. 2. This Amendment No. 2 has been dated as of the date first above written for convenience only. This Amendment No. 2 shall be effective on the date of execution and delivery by each of Old Dominion and the Bank.

                        [Signatures Follow on Next Page]

                                       2

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     IN WITNESS WHEREOF, each of Old Dominion and the Bank has caused this
Amendment No. 2 to be duly executed and delivered by their respective officers thereunto duly authorized.

                             OLD DOMINION ELECTRIC COOPERATIVE


                             By: /s/ Daniel M. Walker
                                 -----------------------------------------------
                             Name:  Daniel M. Walker
                             Title: Senior Vice President Accounting and Finance


                             COOPERATIEVE CENTRALE
                             RAIFFEISEN-BOERENLEENBANK
                             B.A., "RABOBANK NEDERLAND",
                             NEW YORK BRANCH


                             By: /s/ Chris G. Kortlandt  /s/ J.W. den Baas
                                 ----------------------- -----------------------
                             Name:  Chris G. Kortlandt   J.W. den Baas
                             Title: Managing Director    Managing Director

                                                                      Schedule A
                                                                              to
                                                   Payment Undertaking Agreement

                                 Payment Amounts

                     [A]                                   [B]

                     Payment Undertaking
                     Payment Date               Payment Amount

                     Dec 19 2002                          0.00
                     Jan  5 2003                  5,644,252.12
                     Jan  5 2004                 18,138,296.27
                     Jan  5 2005                 11,905,967.33
                     Jan  5 2006                  7,814,593.53
                     Jan  5 2007                  4,091,377.59
                     Jan  5 2008                 11,905,971.08
                     Jan  5 2009                 11,905,971.08
                     Jan  5 2010                 11,905,971.08
                     Jan  5 2011                 13,184,265.10
                     Jan  5 2012                 14,567,107.34
                     Jan  5 2013                 14,551,569.79
                     Jan  5 2014                 14,551,744.37
                     Jan  5 2015                 14,551,742.41
                     Jan  5 2016                 14,551,742.43
                     Jan  5 2017                 14,551,742.43
                     Jan  5 2018                304,232,993.45

                                                                      Schedule B
                                                                              to
                                                   Payment Undertaking Agreement

                           Early Termination Amounts

                     [A]                          [B]

                                    Early Termination
                     Date                      Amount

                     Dec 19 2002       288,748,151.97
                     Jan 5 2003        283,687,812.77
                     Feb 5 2003        284,763,462.40
                     Mar 5 2003        285,839,112.02
                     Apr 5 2003        286,914,761.64
                     May 5 2003        287,990,411.27
                     Jun 5 2003        289,066,060.89
                     Jul 5 2003        290,141,710.51
                     Aug 5 2003        291,217,360.14
                     Sep 5 2003        292,293,009.76
                     Oct 5 2003        293,368,659.38
                     Nov 5 2003        294,444,309.01
                     Dec 5 2003        295,519,958.63
                     Jan 5 2004        278,457,311.98
                     Feb 5 2004        279,513,129.29
                     Mar 5 2004        280,568,946.60
                     Apr 5 2004        281,624,763.91
                     May 5 2004        282,680,581.21
                     Jun 5 2004        283,736,398.52
                     Jul 5 2004        284,792,215.83
                     Aug 5 2004        285,848,033.14
                     Sep 5 2004        286,903,850.45
                     Oct 5 2004        287,959,667.75
                     Nov 5 2004        289,015,485.06
                     Dec 5 2004        290,071,302.37
                     Jan 5 2005        279,221,152.35
                     Feb 5 2005        280,279,865.89
                     Mar 5 2005        281,338,579.42
                     Apr 5 2005        282,397,292.96
                     May 5 2005        283,456,006.50
                     Jun 5 2005        284,514,720.03
                     Jul 5 2005        285,573,433.57
                     Aug 5 2005        286,632,147.10
                     Sep 5 2005        287,690,860.64
                     Oct 5 2005        288,749,574.18
                     Nov 5 2005        289,808,287.71
                     Dec 5 2005        290,867,001.25
                     Jan 5 2006        284,111,121.25
                     Feb 5 2006        285,188,375.92
                     Mar 5 2006        286,265,630.59
                     Apr 5 2006        287,342,885.26
                     May 5 2006        288,420,139.92
                     Jun 5 2006        289,497,394.59
                     Jul 5 2006        290,574,649.26
                     Aug 5 2006        291,651,903.93
                     Sep 5 2006        292,729,158.60
                     Oct 5 2006        293,806,413.26
                     Nov 5 2006        294,883,667.93
                     Dec 5 2006        295,960,922.60
                     Jan 5 2007        292,946,799.68
                     Feb 5 2007        294,057,556.29
                     Mar 5 2007        295,168,312.91
                     Apr 5 2007        296,279,069.53
                     May 5 2007        297,389,826.14
                     Jun 5 2007        298,500,582.76
                     Jul 5 2007        299,611,339.37
                     Aug 5 2007        300,722,095.99
                     Sep 5 2007        301,832,852.60
                     Oct 5 2007        302,943,609.22
                     Nov 5 2007        304,054,365.83
                     Dec 5 2007        305,165,122.45
                     Jan 5 2008        294,369,907.99
                     Feb 5 2008        295,486,060.55
                     Mar 5 2008        296,602,213.12
                     Apr 5 2008        297,718,365.69
                     May 5 2008        298,834,518.26
                     Jun 5 2008        299,950,670.83
                     Jul 5 2008        301,066,823.39
                     Aug 5 2008        302,182,975.96
                     Sep 5 2008        303,299,128.53
                     Oct 5 2008        304,415,281.10
                     Nov 5 2008        305,531,433.66

                                                                      Schedule B
                                                                              to
                                                   Payment Undertaking Agreement


                            Early Termination Amounts

                     [A]                          [B]

                                    Early Termination
                     Date                      Amount

                     Dec  5 2008       306,647,586.23
                     Jan  5 2009       295,857,767.72
                     Feb  5 2009       296,979,561.76
                     Mar  5 2009       298,101,355.79
                     Apr  5 2009       299,223,149.83
                     May  5 2009       300,344,943.86
                     Jun  5 2009       301,466,737.90
                     Jul  5 2009       302,588,531.94
                     Aug  5 2009       303,710,325.97
                     Sep  5 2009       304,832,120.01
                     Oct  5 2009       305,953,914.04
                     Nov  5 2009       307,075,708.08
                     Dec  5 2009       308,197,502.12
                     Jan  5 2010       297,413,325.07
                     Feb  5 2010       298,541,017.26
                     Mar  5 2010       299,668,709.46
                     Apr  5 2010       300,796,401.65
                     May  5 2010       301,924,093.84
                     Jun  5 2010       303,051,786.03
                     Jul  5 2010       304,179,478.22
                     Aug  5 2010       305,307,170.41
                     Sep  5 2010       306,434,862.60
                     Oct  5 2010       307,562,554.79
                     Nov  5 2010       308,690,246.98
                     Dec  5 2010       309,817,939.17
                     Jan  5 2011       297,761,366.26
                     Feb  5 2011       298,890,378.11
                     Mar  5 2011       300,019,389.96
                     Apr  5 2011       301,148,401.80
                     May  5 2011       302,277,413.65
                     Jun  5 2011       303,406,425.50
                     Jul  5 2011       304,535,437.34
                     Aug  5 2011       305,664,449.19
                     Sep  5 2011       306,793,461.04
                     Oct  5 2011       307,922,472.89
                     Nov  5 2011       309,051,484.73
                     Dec  5 2011       310,180,496.58
                     Jan  5 2012       296,742,401.08
                     Feb  5 2012       297,867,549.35
                     Mar  5 2012       298,992,697.62
                     Apr  5 2012       300,117,845.90
                     May  5 2012       301,242,994.17
                     Jun  5 2012       302,368,142.44
                     Jul  5 2012       303,493,290.71
                     Aug  5 2012       304,618,438.98
                     Sep  5 2012       305,743,587.25
                     Oct  5 2012       306,868,735.52
                     Nov  5 2012       307,993,883.79
                     Dec  5 2012       309,119,032.06
                     Jan  5 2013       295,692,610.54
                     Feb  5 2013       296,813,778.36
                     Mar  5 2013       297,934,946.17
                     Apr  5 2013       299,056,113.99
                     May  5 2013       300,177,281.80
                     Jun  5 2013       301,298,449.62
                     Jul  5 2013       302,419,617.43
                     Aug  5 2013       303,540,785.25
                     Sep  5 2013       304,661,953.06
                     Oct  5 2013       305,783,120.88
                     Nov  5 2013       306,904,288.69
                     Dec  5 2013       308,025,456.51
                     Jan  5 2014       294,594,879.95
                     Feb  5 2014       295,711,885.54
                     Mar  5 2014       296,828,891.13
                     Apr  5 2014       297,945,896.71
                     May  5 2014       299,062,902.30
                     Jun  5 2014       300,179,907.88
                     Jul  5 2014       301,296,913.47
                     Aug  5 2014       302,413,919.06
                     Sep  5 2014       303,530,924.64
                     Oct  5 2014       304,647,930.23
                     Nov  5 2014       305,764,935.82

                                                                      Schedule B
                                                                              to
                                                   Payment Undertaking Agreement


                            Early Termination Amounts

                     [A]                          [B]

                                    Early Termination
                     Date                      Amount

                     Dec  5 2014       306,881,941.40
                     Jan  5 2015       293,447,204.58
                     Feb  5 2015       294,559,858.57
                     Mar  5 2015       295,672,512.55
                     Apr  5 2015       296,785,166.53
                     May  5 2015       297,897,820.52
                     Jun  5 2015       299,010,474.50
                     Jul  5 2015       300,123,128.49
                     Aug  5 2015       301,235,782.47
                     Sep  5 2015       302,348,436.45
                     Oct  5 2015       303,461,090.44
                     Nov  5 2015       304,573,744.42
                     Dec  5 2015       305,686,398.41
                     Jan  5 2016       292,247,309.96
                     Feb  5 2016       293,355,414.34
                     Mar  5 2016       294,463,518.73
                     Apr  5 2016       295,571,623.11
                     May  5 2016       296,679,727.50
                     Jun  5 2016       297,787,831.88
                     Jul  5 2016       298,895,936.26
                     Aug  5 2016       300,004,040.65
                     Sep  5 2016       301,112,145.03
                     Oct  5 2016       302,220,249.41
                     Nov  5 2016       303,328,353.80
                     Dec  5 2016       304,436,458.18
                     Jan  5 2017       290,992,820.13
                     Feb  5 2017       292,096,167.91
                     Mar  5 2017       293,199,515.69
                     Apr  5 2017       294,302,863.46
                     May  5 2017       295,406,211.24
                     Jun  5 2017       296,509,559.02
                     Jul  5 2017       297,612,906.79
                     Aug  5 2017       298,716,254.57
                     Sep  5 2017       299,819,602.34
                     Oct  5 2017       300,922,950.12
                     Nov  5 2017       302,026,297.90
                     Dec  5 2017       303,129,645.67
                     Jan  5 2018                 0.00

                                                                      Schedule B
                                                                              to
                                                   Payment Undertaking Agreement

                            Early Termination Amounts

                     [A]                           [B]

                                                 Early
                     Date           Termination Amount

                     Dec 19 2002        288,748,151.97
                     Jan  5 2003        283,687,812.77
                     Jan  5 2004        278,457,311.98
                     Jan  5 2005        279,221,152.35
                     Jan  5 2006        284,111,121.25
                     Jan  5 2007        292,946,799.68
                     Jan  5 2008        294,369,907.99
                     Jan  5 2009        295,857,767.72
                     Jan  5 2010        297,413,325.07
                     Jan  5 2011        297,761,366.26
                     Jan  5 2012        296,742,401.08
                     Jan  5 2013        295,692,610.54
                     Jan  5 2014        294,594,879.95
                     Jan  5 2015        293,447,204.58
                     Jan  5 2016        292,247,309.96
                     Jan  5 2017        290,992,820.13
                     Jan  5 2018                  0.00

     Old Dominion having pledged its right, title and interest under the Payment Undertaking Agreement to State Street Bank and Trust Company, not in its individual capacity but solely as Owner Trustee, under the Payment Undertaking Pledge Agreement and State Street Bank and Trust Company, not in its individual capacity but solely as Owner Trustee, having assigned its right, title and interest under the Payment Undertaking Agreement to Utrecht-America Finance Co., as Agent, under the Amended and Restated Loan and Security Agreement, both Utrecht-America Finance Co. and State Street Bank and Trust Company, as Owner Trustee, have executed this Amendment No. 2 to the Payment Undertaking Agreement for the sole purpose of evidencing their consent hereto.

                                         STATE STREET BANK AND TRUST
                                         COMPANY, not in its individual capacity
                                         but solely as Owner Trustee


                                         By: /s/ Patrick E. Thebado
                                             -----------------------------------
                                         Name:  Patrick E. Thebado
                                         Title: Vice President


                                         UTRECHT-AMERICA FINANCE CO.,
                                         as Agent


                                            By:/s/ Joseph A. Insings
                                            ------------------------------------
                                            Name:  Joseph A. Insings
                                            Title: Vice President


                                            By:/s/ J.W. den Baas
                                            ------------------------------------
                                            Name:  J.W. den Baas
                                            Title: Vice President

                                       2